Short-Term Bank Loans	12 Months Ended
Sep. 30, 2024
Short-Term Bank Loans [Abstract]
SHORT-TERM BANK LOANS

NOTE 9 — SHORT-TERM BANK LOANS

Short-term bank loans consisted of the following:

	September 30, 2024	September 30, 2023
Industrial and Commercial Bank of China (1)	$4,278,000	$4,113,000
China Merchants Bank (2)	1,426,000	-
Agricultural Bank of China (3)	2,837,740	-
Jiangsu Bank (4)	1,426,000	-
Bank of Nanjing (5)	1,354,700	-
Total short-term bank loans	$11,322,440	$4,113,000

The terms of the various loan agreements related to short-term bank loans contain certain restrictive covenants which, among other things, require the Company to maintain positive net income and certain financial indicators. The terms also prohibit the Company from entering into transactions that may have a significant adverse impact on the Company’s ability to fulfil its loan obligations, including but not limited to, reorganization of the Company or its subsidiaries, disposing the Company’s business or assets, providing loans or guarantees to third parties, etc. The Company was in compliance with such covenants as of September 30, 2024 and 2023.

(1)

On September 28, 2023, Changzhou Zhongjin signed a loan agreement with Industrial and Commercial Bank of China to borrow $4,113,000 (RMB 30.0 million) as working capital for one year, with a maturity date of September 25, 2024. The loan has a fixed interest rate of 2.90% per annum. The loan was repaid in full upon maturity.

On July 31, 2024, August 12, 2024 and August 20, 2024, Changzhou Zhongjin entered into three loan agreements with Industrial and Commercial Bank to borrow $1,426,000 (RMB 10.0 million), $1,426,000 (RMB 10.0 million) and $1,426,000 (RMB 10.0 million) as working capital for one year, with a maturity date of July 28, 2025, August 5, 2025 and August 11, 2025, respectively. These loans have a fixed interest rate of 3% per annum.

(2)	On January 3, 2024, Changzhou Zhongjin entered into a loan agreement with China Merchants Bank to borrow $1,426,000 (RMB 10.0 million) as working capital. The loan has a fixed interest rate of 2.80% per annum and matures in one year. The Company’s major shareholder Mr. Erqi Wang, signed a maximum guarantee agreement with China Merchants Bank to provide personal credit guarantees for the loan.

(3)	On January 3, 2024, Changzhou Zhongjin entered into a loan agreement with Agricultural Bank of China to borrow $2,837,740 (RMB 19.9 million) as working capital. The loan has a fixed interest rate of 2.95% per annum and matures in one year.

(4)	On July 30, 2024, Changzhou Zhongjin entered into a loan agreement with Jiangsu Bank to borrow $1,426,000 (RMB 10.0 million) as working capital. The loan has a fixed interest rate of 3% per annum and matures in one year.

(5)	On August 28, 2024, Taizhou Zhongjin entered into a loan agreement with Bank of Nanjing to borrow $1,354,700 (RMB 9.5 million) as working capital for one year, with a maturity date of August 27, 2025. The loan has a fixed interest rate of 3.45% per annum. The loan is guaranteed by the Company’s major shareholder Mr. Erqi Wang. In addition, Taizhou Zhongjin pledged its patent rights as collateral to guarantee the Company’s loan from Bank of Nanjing.

The Company incurred interest expenses of $239,369, $5,319 and $nil for the years ended September 30, 2024, 2023 and 2022, respectively.